                                                                   EXHIBIT 10.13

RECORDING REQUESTED BY:                       98-014857         Rec Fee    40.00
AFTER RECORDED RETURN TO:                                       Check      40.00
                                               Recorded
MARY ANN SAPONE, ESQ.                        Official Records
POLLET & WOODBURY                              County of
10900 WILSHIRE BOULEVARD, SUITE 500             Ventura
LOS ANGELES, CALIFORNIA 90024                Richard D. Dean
                                                Recorder
___________________________________          9:48am  3-Feb-98             FF  12


                                 DEED OF TRUST
                                 -------------


          THIS Deed of Trust is made this 1 day of August, 1997, by and among
                                         ---
Andrew F. Pollet and Sally M. Pollet, as Trustees and Beneficiaries of the Andrew F. and Sally M. Pollet Revocable Trust dated March 6, 1990, whose addresses are10934 Alto Court, Oak View, California 93022 (hereinafter collectively referred to as the "Trustors"), and Staar Surgical Company, a Delaware corporation, whose address is 1911 Walker Avenue, Monrovia, California 91016 (hereinafter the "Trustee" and\or the "Beneficiary").

          1.  GRANT OF SECURITY INTEREST IN REAL PROPERTY.
              -------------------------------------------

              The Trustors, in consideration of the obligations and/or indebtedness referred to in Paragraph 2 below, irrevocably grant, convey, and assign to the Trustee, in trust, with power of sale, all of the Trustors' interests in that certain real property commonly known as 10934 Alto Court, Oak View, California 93022, and more particularly described as follows (hereinafter the "Real Property"):

          Lot 50 of Tract 3044-3 in the County of Ventura, State of California as shown on the map of said tract recorded in book 92, pages 93 through 96 of Miscellaneous Records (Maps) in the Office of the County Recorder of said County.

          2.  OBLIGATIONS SECURED.
              -------------------

              The hereinabove described security interest is being granted by the Trustors for the purpose of securing indebtedness in the original principal amount of seven hundred thirty-three thousand three hundred thirty five dollars ($733,335.00) (hereinafter the "Debt"), as the Debt may be amended from time to time as well as:

              (a) PAYMENT OF ADDITIONAL SUMS.  Payment of such additional sums,
                  --------------------------
with interest thereon:

                  (i) As may be incurred, paid, or advanced by the Beneficiary, or as may otherwise be due to the Trustee or the Beneficiary, under any provision of this Deed of Trust and any modification, extension, or renewal of this Deed of Trust; and

                  (ii) As may otherwise be paid or advanced by the Beneficiary to protect the security or priority of this Deed of Trust;

              (b) PERFORMANCE OF OBLIGATIONS.  Performance of each obligation,
                  --------------------------
covenant, and agreement of the Trustors included in the Debt, this Deed of Trust, or any other document executed by the Trustors in connection with the obligation(s) secured by this Deed of Trust, whether set forth in this Deed of Trust or incorporated in this Deed of Trust by reference;

              (c) COMPLIANCE.  Compliance with the performance by the Trustors
                  ----------
of each and every monetary provision of all covenants, conditions, and restrictions, if any, pertaining to the Real Property;

              (d) PERFORMANCE OF AGREEMENTS.  Performance of all agreements of
                  -------------------------
the Trustors to pay fees and charges to the Beneficiary whether or not in this Deed of Trust set forth; and

              (e) CHARGES.   Payment of charges, as allowed by law, when such
                  -------
charges are made for any statement regarding the obligation(s) secured by this Deed of Trust.

          3.  COVENANTS WITH RESPECT TO DEED OF TRUST.
              ---------------------------------------

              To maintain and protect the security of this Deed of Trust, to secure full and timely performance by the Trustors of each and every obligation, covenant, and agreement of the Trustors under the Debt and this Deed of Trust, and as additional consideration for the obligation(s) evidenced by the Debt, the Trustors covenant as follows:

              (a) PAYMENT OF PRINCIPAL AND INTEREST.  The Trustors will promptly
                  ---------------------------------
pay, when due, such installments of principal and interest and such prepayment, late payment, and other charges as are provided for in relation to the Debt, and such other amounts as are provided under this Deed of Trust.

              (b) APPLICATION OF PAYMENTS.  Except as otherwise expressly
                  -----------------------
provided by applicable law or any other provision of this Deed of Trust, all payments received by the Beneficiary from the Trustors under the Debt or this Deed of Trust shall be applied by the Beneficiary in the following order: (i) costs, fees, charges, and advances paid or incurred by the Beneficiary or payable to the Beneficiary, and interest thereon pursuant to any provision of the Debt, this Deed of Trust, and any other obligation documents securing the Debt, in such order as the Beneficiary, in the Beneficiary's sole discretion, elects; (ii) interest payable under the Debt; and (iii) principal payable under the Debt.

          4.  COVENANTS CONCERNING THE REAL PROPERTY.
              --------------------------------------

              (a) REPAIR AND MAINTENANCE OF THE REAL PROPERTY.  The Trustors
                  -------------------------------------------
will: (i) keep the Real Property in good condition and repair; (ii) not substantially alter, remove, or demolish the Real Property or any building on the Real Property, except when incident to the replacement of fixtures, equipment, machinery, or appliances with items of like kind; (iii) restore and repair promptly and in good and workmanlike manner to no less than the equivalent of its original condition, all or any part of the Real Property that may be damaged or destroyed, including, but not limited to, damage from termites and dry rot, whether or not insurance proceeds are available to cover any part of the cost of such restoration and repair (iv) pay when due all claims for labor performed and materials furnished in connection with the Real Property and not permit any mechanic's or materialman's lien to arise against the Real Property; (v) comply with all laws affecting the Real Property or requiring that any alterations or improvements be made to the Real Property;
(vi) not commit or permit waste on or to the Real Property, or commit, suffer, or permit any act or violation of law to occur upon the Real Property; (vii) not abandon the Real Property; and (viii) cultivate, irrigate, fertilize, fumigate, and prune as reasonably necessary.

              (b) INSPECTION OF THE REAL PROPERTY.  The Beneficiary may make, or
                  -------------------------------
authorize other persons to make, entries upon or inspections of the Real Property at reasonable times and for reasonable durations, and the Trustors will permit all such entries and inspections to be made.

          5.  DEFAULT IN FORECLOSURE
              ----------------------

              Upon default by the Trustors in the payment of any indebtedness secured by this Deed of Trust or in the performance of any obligation under this Deed of Trust, the Beneficiary may declare all sums secured by this Deed of Trust immediately due and payable by delivering to the Trustee a written declaration of default and demand for sale and a written notice of default and election to sell the Real Property.

              After the required time period has lapsed following the recordation of the notice of default, and after notice of sale has been given as required by law, the Trustee, without demand on the Trustors, shall sell the Real Property at the time and place specified in the notice of sale, either as a whole or in separate parcels, and in any order determined by the Trustee at public auction to the highest bidder for cash in lawful money of the United States, payable at the time of sale. The Trustee may postpone sale of all or any portion of the Real Property by public announcement at the time and place of sale, and from time to time thereafter may postpone the sale by public announcement at the time fixed by the preceding postponement. The Trustee shall deliver to the purchaser at the auction its deed conveying the Real Property sold, but without any covenant or warranty, express or implied. Any person, including the Trustors, the Trustee or the Beneficiary, may purchase at the sale.

              After deducting all costs, fees and expenses of the Trustee and the Beneficiary under this paragraph, including costs of procuring evidence of title incurred in connection with sale, the Trustee shall apply the proceeds of sale to payment of all sums expended under the terms of this Deed of Trust, not then repaid, with accrued interest at the amount allowed by law in effect at the date of this Deed of Trust, all other sums then secured by this Deed of Trust, and the remainder, if any, to the person or persons legally entitled to the remaining proceeds.

          6.  OBLIGATION TO PAY TAXES.
              -----------------------

              The Trustors will promptly pay, satisfy, and discharge; (a) at least ten (10) days prior to delinquency, all general and special taxes, and assessments, water and sewer district charges, rents and premiums affecting the Real Property, including but not limited to all property taxes on the Real Property; and (b) all encumbrances, charges, and liens on the Real Property, with interest on them, which are prior or superior to the lien of this Deed of Trust.

          7.  INSURANCE AND CONDEMNATION.
              --------------------------

              (a) FIRE AND CASUALTY INSURANCE.  The Trustors will provide and
                  ---------------------------
maintain in force, at all times, fire and such other type of insurance on the Real Property in such reasonable amount and deductibles as determined by the Trustors, but in an amount not less than the lesser of (i) the replacement cost of the Real Property or (ii) the outstanding balance of the Debt and any other liens prior or superior to this Deed of Trust.

              (b) APPLICATION OF HAZARD INSURANCE PROCEEDS.  All insurance
                  ----------------------------------------
proceeds shall be applied for the restoration and repair of the Real Property to the equivalent of its original condition provided, however, if the Trustors elect not to so restore and repair the Real Property, the insurance proceeds shall to applied to satisfy the indebtedness secured by this Deed of Trust, with the balance of said proceeds, if any, to be retained by the Trustors.

                  If the insurance proceeds are applied to the payment of the sums secured by this Deed of Trust, any such application of proceeds to principal shall not extend or postpone the due date of any payments referred to in this Deed of Trust or change the amount of such payments. The receipt of the hazard insurance proceeds shall not cure or constitute a waiver of any default or pending notice of default under this Deed of Trust, nor invalidate any act done pursuant to such notice. No hazard insurance proceeds applied on the cost of repair, restoration, or alteration of the improvements shall constitute a payment on the indebtedness secured by this Deed of Trust.

                  Notwithstanding the foregoing, the Beneficiary may demand that all proceeds be paid into an escrow account with an escrow agent mutually acceptable to the parties in order to ensure that disbursements made for the restoration or repair of the Real Property are so properly made.

              (c) CONDEMNATION.  All proceeds of any reward or claim for
                  ------------
damages, direct or consequential, in connection with any condemnation for public use of, or injury to, the Real Property, or any part of the Real Property, or any improvements on the Real Property, and any payment of consideration or damages for a conveyance in lieu of condemnation, shall be applied upon any indebtedness secured by this Deed of Trust, whether or not then due, with the excess, if any, paid to the Trustors.

                  Unless the Beneficiary and the Trustors otherwise agree in writing, any such application of proceeds to principal shall not extend or postpone the due date of any payments due under this Deed of Trust or change the amount of such payments.

          8.  ACCELERATION PROVISIONS.
              -----------------------

              (a) ACCELERATION ON TRANSFER OR ENCUMBRANCE OF THE REAL PROPERTY.
                  ------------------------------------------------------------
Subject to Sections 2924.6 and 2949 of the California Civil Code, as amended, if
                                           ---------------------
the Trustors sell, contract to sell, give an option to purchase, convey, or alienate the Real Property, or any interest in the Real Property, or suffer their title, or any interest in the Real Property, to be divested, whether voluntarily or involuntarily; or if title to such Real Property be subject to any lien or charge, voluntarily or involuntarily, contractual or statutory, without the written consent of the Beneficiary being first had and obtained, the Beneficiary may, at the Beneficiary's option, without prior notice, declare all sums secured by this Deed of Trust, irrespective of their stated due date(s), immediately due and payable, and may exercise all rights and remedies provided in this Deed of Trust.

              (b) ACCELERATION ON INSOLVENCY OF TRUSTORS.  In the event that (i)
                  --------------------------------------
the Trustors fail to pay their debts generally as they come due or file any petition or action for relief under any bankruptcy, reorganization, insolvency, or moratorium law, or any other law or laws for the relief of, or relating to, debtors; (ii) an involuntary petition is filed against the Trustors, or either of them, under any bankruptcy or similar statute and such petition is not set aside or withdrawn or is still in effect within sixty (60) days from the date of such filing; or (iii) a custodian, receiver, or trustee (or other similar official) is appointed to take possession, custody, or control of any of the properties of the Trustors; or (iv) the Real Property becomes subject to the jurisdiction of a Federal Bankruptcy Court of successor to that court, or any similar state court; or (v) the Trustors, or either of them, make an assignment for the benefit of his/her/their creditors; or (vi) any portion of the Trustors' assets are attached, executed upon, or judicially seized in any manner, and such seizure is not discharged within ten (10) days, the Beneficiary, at the Beneficiary's option, and to the extent permitted by applicable law, may, without prior notice, declare all sums secured by this Deed of Trust, irrespective of their stated due date(s), immediately due and payable and may exercise all rights and remedies provided in this Deed of Trust, irrespective of their stated due date(s), immediately due and payable, and may exercise all rights and remedies provided in this Deed of Trust.

              (c) OBLIGATION TO INFORM BENEFICIARY OF BANKRUPTCY, INSOLVENCY,
                  ----------------------------------------------------------
TRANSFER OR ENCUMBRANCE.  The Trustors will notify the Beneficiary in writing,
-----------------------
at or prior to the time of the occurrence of any event described in the preceding two Subparagraphs of this Paragraph 9 of such event, and will promptly furnish the Beneficiary with any and all information concerning such event as the Beneficiary may request.

          9.  MATTERS PERTAINING TO TRUSTEE.
              -----------------------------

              (a) TRUSTEE.  The Trustee shall be deemed to have accepted the
                  -------
terms of this Trust when this Deed of Trust, duly executed and acknowledged, is made public record as provided by law. The Trustee shall not be obligated to notify any party hereto of any pending sale under any other deed of trust or of any action or proceeding in which the Trustors, the Beneficiary, or the Trustee is a party, unless such sale relates to or reasonably might affect the Real Property, this Deed of Trust, the Beneficiary's security for the performance of the Trustors' obligations under the Debt, or the rights or powers of the Beneficiary or the Trustee under the Debt or this Deed of Trust, or unless such action or proceeding has been instituted by the Trustee against the Real Property, the Trustors, or the Beneficiary.

              (b) POWER OF TRUSTEE TO RECONVEY OR CONSENT.  At any time, without
                  ---------------------------------------
liability therefor and without notice to the Trustors, upon written request by the Beneficiary and presentation of the Debt and this Deed of Trust to the Trustee for endorsement, and without altering or affecting the personal liability of the Trustors or any other person for the payment of the indebtedness secured by this Deed of Trust, or the lien of this Deed of Trust upon the remainder of the Real Property as security for the repayment of the full amount of the indebtedness then or thereafter secured by this Deed of Trust or any right or power of the Beneficiary or the Trustee with respect to the remainder of the Real Property, the Trustee may: (i) reconvey or release any part of the Real Property from the lien of this Deed of Trust; or (ii) enter into any extension or subordination agreement affecting the lien of this Deed of Trust.

              (c) RECONVEYANCE.  Upon written request of the Beneficiary
                  ------------
reciting that all sums secured by this Deed of Trust have been paid, surrender of the Debt and this Deed of Trust to the Trustee for cancellation, and payment by the Trustors of any reconveyance fees customarily charged by the Trustee, the Trustee shall reconvey, without warranty, the Real Property then held by the Trustee under this Deed of Trust. The recitals in such reconveyance of any matters of fact shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

              (d) SUBSTITUTION OF TRUSTEE.  The Beneficiary, at the
                  -----------------------
Beneficiary's option, may from time-to-time, by written instrument, substitute a successor to any Trustee named in this Deed of Trust or acting under this Deed of Trust, which instrument, when executed and acknowledged by the Beneficiary and recorded in the office of the Recorder of the county or counties in which the Real Property is located, shall constitute conclusive proof of the proper situation of such successor Trustee, who shall, without conveyance from the predecessor Trustee, succeed to all right, title, estate, powers and duties of such predecessor Trustee, including, without limitation, the power to reconvey the Real Property. To be effective, such instrument must contain the name of the original Trustors, the Trustee, and the Beneficiary under this Deed of Trust, the instrument number in which, or the book and page at which, and the county or counties in which, this Deed of Trust is recorded, and the name and address of the substitute Trustee. If any notice of default has been recorded under this Deed of Trust, this power of substitution cannot be exercised until all costs, fees and expenses of the then-acting Trustee have been paid. Upon such payment, the then-acting Trustee shall endorse receipt thereof upon the instrument of substitution. The procedure in this Deed of Trust for substitution of Trustees shall not be exclusive of other provisions for substitution provided by applicable law.

              (e) ACCELERATION AND SALE ON DEFAULT.  In the event of a default
                  --------------------------------
by the Trustors in the performance of any obligation or the payment of any indebtedness secured by this Deed of Trust or in the performance of any obligation under this Deed of Trust, the Beneficiary, at the Beneficiary's option, may declare all sums secured by this Deed of Trust immediately due and payable by delivering to the Trustee a written affidavit or declaration of default and demand for sale, executed by the Beneficiary and reciting facts demonstrating such default by the Trustors together with a written notice of default and election to sell the Real Property. The Beneficiary shall also deposit with the Trustee evidence of the Debt, this Deed of Trust, and documents evidencing any additional advances or expenditures secured by this Deed of Trust. Upon receipt by the Trustee of such affidavit or declaration of default and such notice of default and election to sell, the Trustee shall accept as true and conclusive all facts and statements contained in such affidavit or declaration of default and shall cause such notice of default and election to sell to be recorded as required by applicable law. Upon the expiration of such period as may then be required by applicable law following recordation of such notice of default, and after notice of sale has been given in the manner and for the period required by applicable law, the Trustee, without demand on the Trustors, shall sell the Real Property at the time and place filed in such notice of sale, either as whole or in separate parcels, and in such order as the Trustee may determine or the Beneficiary may direct (subject to whatever rights the Trustors may have under applicable law to direct the order of sale), at public auction to the highest bidder for cash in lawful money of the United States, payable at the time of sale; provided, however, that the Beneficiary may offset its bid at such sale to the extent of the full amount owing to it under the Debt and this Deed of Trust, including, without limitation, the Trustee's fees and expenses of sale, and costs, expenses, and attorneys' fees incurred by or on behalf of the Beneficiary in connection with collecting, litigating, or otherwise enforcing any right under the Debt or this Deed of Trust. The Trustee may postpone the sale of all or any portion of the Real Property by public announcement made at the initial time and place of sale, and from time to time thereafter by public announcement made at the time and place of sale fixed by the preceding postponement. The Trustee shall deliver to the purchaser at such public auction its deed conveying the Real Property sold, but without any covenant or warranty, express or implied. The recital in such deed of any matter of fact shall be conclusive proof of the truthfulness thereof. Any person, including the Trustors, the Trustee, or the Beneficiary, may purchase at such sale. After deducting all costs, fees and expenses of the Trustee and the Beneficiary under this paragraph, including costs of procuring evidence of title and the Trustee's and attorney's fees incurred in connection with such sale, the Trustee shall apply the proceeds of a sale as follows: (i) first to the payment of all sums secured by this Deed of Trust, in such order as the Beneficiary, in the Beneficiary's sole discretion, may elect; and (ii) if any proceeds thereafter remain, to the person or persons legally entitled thereto.

          10. MISCELLANEOUS.
              -------------

              (a) NO WAIVER BY BENEFICIARY.  No waiver by the Beneficiary of any
                  ------------------------
right or remedy provided by the Debt, this Deed of Trust, or applicable law, shall be effective unless such waiver is in writing and subscribed by the Beneficiary. Waiver by the Beneficiary of any right or remedy granted to the Beneficiary under the Debt or any provision of the Debt, this Deed of Trust, or applicable law, as to any transaction or occurrence, shall not be deemed a waiver of any future transaction or occurrence. The acceptance of payment of any sum so secured after its due date; or the payment by the Beneficiary of any indebtedness or the performance by the Beneficiary of any obligation of the Trustors under the Debt or this Deed of Trust, upon the failure of the Trustors to do so; or the addition of any payment so made by the Beneficiary to the indebtedness so secured; or the assertion by the Beneficiary of any other right or remedy provided by the Debt or this Deed of Trust, shall not constitute a waiver of the Beneficiary's right to require prompt performance of all other obligations, covenants, and agreements of the Trustors under the Debt and this Deed of Trust, or to exercise any other right or remedy provided by the Debt or this Deed of Trust for any failure by the Trustors timely and fully to perform its/his/her obligations, covenants, and agreements under the Debt and this Deed of Trust. The Beneficiary expressly retains the right, from time-to-time, and without notice or to consent from the Trustors, or any holder or claimant of a lien or other interest in the Real Property that is junior to the lien of this Deed of Trust, and without incurring liability to the Trustors or any other person by so doing, to waive any right or remedy provided by the Debt, this Deed of Trust, or applicable law.

              (b) CONSENTS AND MODIFICATIONS.  Notwithstanding the Trustors'
                  --------------------------
default in the performance of any obligations or payment of any indebtedness secured by this Deed of Trust or in the performance of any obligation under this Deed of Trust or the Trustors' breach of any obligation, covenant, or agreement contained in the Debt or in this Deed of Trust, the Beneficiary, at the Beneficiary's option, without notice to or consent from the Trustors, or any holder or claimant of a lien or interest in the Real Property that is junior to the lien of this Deed of Trust, and without incurring liability to the Trustors or any other person by so doing, may from time to time (i) extend the time for performance of any obligation or payment of all or any portion of the Trustors' indebtedness under this Deed of Trust; (ii) agree with the Trustors to modify the terms and conditions of performance and/or payment under this Deed of Trust; (iii) reduce the amount of the payments that may be due under Paragraph 3 of this Deed of Trust; (iv) reconvey or release other or additional security for the performance of the Trustors' obligations or repayment of the Trustors' indebtedness under the Debt and this Deed of Trust; or (v) enter into any extension or subordination agreement affecting the lien of this Deed of Trust. No action taken by the Beneficiary under this Subparagraph (b) shall be effective unless in writing, subscribed by the Beneficiary, and, except as expressly provided in such writing, no such action shall impair or affect: the obligation of the Trustors to pay all sums secured by this Deed of Trust and to observe all obligations, covenants, and agreements of the Trustors contained in the Debt and in this Deed of Trust; or the lien or priority of the lien of this Deed of Trust.

              (c) CONSENTS AND APPROVALS TO BE IN WRITING.  Whenever the consent
                  ---------------------------------------
or approval of the Beneficiary is specified as a condition of any provision of this Deed of Trust, such consent or approval by the Beneficiary shall not be effective unless such consent or approval is in writing, subscribed by the Beneficiary.

              (d) OBLIGATIONS OF TRUSTORS JOINT AND SEVERAL.  If more than one
                  -----------------------------------------
person is named as Trustor, each obligation of the Trustors under this Deed of Trust shall be the joint and several obligation of each such person. Any Trustor who is a married person expressly agrees that the indebtedness secured by this Deed of Trust may be satisfied by recourse to the separate property of such Trustor.

              (e) REMEDIES CUMULATIVE. Each remedy provided by this Deed of
                  -------------------
Trust is separate and distinct and is cumulative to all other rights and remedies provided in this Deed of Trust or by applicable law, and each may be exercised concurrently, independently, or successively, in any order whatsoever.

              (f) NOTICES.  Except for any notice required by applicable law to
                  -------
be given in another manner: (i) all notices provided in the Debt or in this Deed of Trust shall be in writing; (ii) each such notice to the Trustors shall be given by mailing such notice by first class mail to the Trustors' address(es) specified in this Deed of Trust, or to such other address as the Trustors may designate by notice given to the Beneficiary in the manner provided in this Deed of Trust; and (iii) each such notice to the Beneficiary shall be given by mailing such notice by certified mail, return receipt requested, to the Beneficiary's address specified in this Deed of Trust, or to such other address as the Beneficiary may designate by notice given to other address as the Beneficiary may designate by notice given to the Trustors in the manner provided in this Deed of Trust. All notices provided for in the Debt and this Deed of Trust shall be deemed to have been given to the Trustors or the Beneficiary when given in the manner specified in this Deed of Trust.

              (g) SEVERABILITY.  If any paragraph, clause, or provision of the
                  ------------
Debt or this Deed of Trust is construed or interpreted by a court of competent jurisdiction to be void, invalid or unenforceable, such decision shall affect only those paragraphs, clauses, or provisions so construed or interpreted and shall not affect the remaining paragraphs, clauses, and provisions of the Debt or this Deed of Trust.

              (h) NO ASSIGNMENT.  The Beneficiary shall not have the right to
                  -------------
sell, assign, or otherwise transfer, in whole or in part, this Deed of Trust without the consent of the Trustors, which consent shall not be unreasonably withheld.

              (i) SUCCESSORS AND HEIRS.  Subject to Subparagraph (i), this Deed
                  --------------------
of Trust applies to, inures to the benefit of, and binds, the respective heirs, legatees, devises, administrators, executors, successors, and assigns of each of the parties hereto.

              (j) RULES OF CONSTRUCTION.
                  ---------------------
                  (i) As used in this Deed of Trust, the term "Beneficiary" shall mean and include the owner and holder (including a pledgee) of any Debts or obligations secured by this Deed of Trust, whether or not named as Beneficiary in this Deed of Trust, and the heirs, legatees, devises, administrators, executors, successors, and assigns of any such person.

                  (ii) As used in this Deed of Trust, the term "Trustors" shall mean and include the obligor under the Debt, whether or not named as the Trustors in this Deed of Trust, and the heirs, legatees, devises, administrators, executors, successors in interest to the Real Property, and assigns of any such person.

                  (iii) As used in this Deed of Trust, the word "person" shall mean and include natural persons, corporations, partnerships, unincorporated associations, joint ventures, and any other form of legal entity.

                  (iv) As used in this Deed of Trust, the word "Debt" shall mean and include the Debt, and any obligation evidenced thereby.

                  (v) As used in this Deed of Trust, the word "Real Property" shall mean and include the Real Property and any part thereof.

                  (vi) As used in this Deed of Trust and unless the context otherwise provides, the words "in this Deed of Trust," "under this Deed of Trust" and "of this Deed of Trust" shall mean and include this Deed of Trust as a whole, rather than any particular provision of this Deed of Trust.

                  (vii) In exercising any right or remedy, or taking any action provided in this Deed of Trust, the Beneficiary may act through its employees, agents, or independent contractors, as authorized by the Beneficiary.

                  (viii) Whenever the context so requires in this Deed of Trust, the masculine gender includes, the feminine and neuter, the singular number includes the plural, and vice versa.

                  (ix) Captions and paragraph headings used in this Deed of Trust are for convenience only, are not a part of this Deed of Trust and shall not be used in construing it.

              (k) LITIGATION.  The Trustors will give the Beneficiary immediate
                  ----------
written notice of any action or proceeding (including, without limitation, any judicial or nonjudicial proceeding to foreclose the lien of a junior or senior mortgage or Deed of Trust) affecting or purporting to affect the Real Property, this Deed of Trust, the Beneficiary's security for the performance of the Trustors' obligations under the Debt, or the right or powers of the Beneficiary or the Trustee under the Debt or this Deed of Trust.

              (l) GOVERNING LAW. This Deed of Trust shall be governed by the
                  -------------
laws of the State of California. In the event any provisions of this Deed of Trust or the Debt conflict with applicable law, such conflict shall not affect other provisions of this Deed of Trust or Debt that can be given effect without the conflicting provisions, and to this end the provisions of this Deed of Trust and the Debt are declared to be severable.

              (m) USURY.  If any applicable law limiting the amount of interest
                  -----
or other charges permitted to be collected from the Trustors is interpreted so that any charge provided for in this Deed of Trust or in the Debt, whether considered separately or together with other charges levied in connection with this Deed of Trust and the Debt, violates such law, and the Trustors are entitled to the benefit of such law, such charge is reduced to the extent necessary to eliminate such violation. The amounts, if any, previously paid to the Beneficiary in excess of the amounts payable to the Beneficiary pursuant to such charges as reduced shall be paid by the Beneficiary to reduce the principal indebtedness evidenced by the Debt. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from the Trustors have been violated, all indebtedness secured by this Deed of Trust or evidenced by the Debt and which constitutes interest, as well as all other charges levied in connection with such indebtedness which constitute interest, shall be deemed to be allocated and spread over the term stated in the Debt. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest computed thereby is uniform throughout the term stated in the Debt.

              (n) REQUEST FOR NOTICE OF DEFAULT.  The undersigned Trustors
                  -----------------------------
request that in accordance with California Civil Code section 2924b, a copy of any Notice of Default and any Notice of Sale under this Deed of Trust be mailed to he/she/them at his/her/their address specified in this Deed of Trust.

              (o) SUMS ADVANCED TO BEAR INTEREST AND TO BE ADDED TO DEED OF
                  ---------------------------------------------------------
TRUST. At the Beneficiary's request, the Trustors will immediately pay any sum
-----
advanced or paid by the Beneficiary or the Trustee under any provision of this Deed of Trust. Until so repaid, all such sums shall be added, to and become a part of, the indebtedness secured by this Deed of Trust and bear interest from the date of advancement of payment by the Beneficiary or the Trustee at the same rate as such indebtedness, unless payment of interest at such rate would be contrary to applicable law, in which event such sums shall bear interest at the highest rate then allowed by applicable law. All sums advanced by the Beneficiary under the terms of this Deed of Trust shall conclusively be deemed to be mandatory advances required for the preservation and protection of this Deed of Trust and the Beneficiary's security for the performance of the Trustors' obligations under the Debt, and shall be secured by this Deed of Trust to the same extent and with the same priority as the principal and interest payable under the Debt.


                                    TRUSTORS:



                                    /S/  Andrew F. Pollet
                                    ---------------------------------
                                    ANDREW F. POLLET, CO-TRUSTEE OF THE
                                    ANDREW F. AND SALLY M. POLLET REVOCABLE
                                    TRUST DATED MARCH 6, 1990


                                    /S/  Sally M. Pollet
                                    --------------------------------
                                    SALLY M. POLLET, CO-TRUSTEE OF THE
                                    ANDREW F. AND SALLY M. POLLET REVOCABLE
                                    TRUST DATED MARCH 6, 1990

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of  California
        -----------------------------

County of   Los Angeles
         ----------------------------

On  August 1, 1997     before me,  Mary Ann Parlapiano, Notary Public          ,
  --------------------            ---------------------------------------------
       Date                        Name and Title of Officer
                                   (e.g., "Jane Doe, Notary Public")

personally appeared     Andrew F. Pollet and Sally M. Pollet
                   ------------------------------------------------------------
                             Name(s) of Signer(s)

[_] personally known to me - OR - [X] proved to me on the basis of satisfactory evidence to be the person(s) whose name(s)
                                      is/are subscribed to the within instrument
                                      and acknowledged to me that he/she/they
                                      executed the same in his/her/their
                                      authorized capacity(ies), and that by
[SEAL APPEARS HERE]                   his/her/their signature(s) on the
                                      instrument the person(s), or the entity
                                      upon behalf of which the person(s) acted, executed the instrument.

                                      WITNESS my hand and official seal.

                                        /s/ Mary Ann Parlapiano
                                      -----------------------------------------
                                                 Signature of Notary Public

-------------------------------OPTIONAL----------------------------------------

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

DESCRIPTION OF ATTACHED DOCUMENT

Title or Type of Document:   Deed of Trust
                          -----------------------------------------------------

Document Date:     August 1, 1997                       Number of Pages:  11
              ------------------------------------------                -------

Signer(s) Other Than Named Above:     N/A
                                 ----------------------------------------------

Capacity(ies) Claimed by Signer(s)

Signer's Name: Andrew F. Pollet                       Signer's Name: Sally M. Pollet
              ----------------------------------                    -------------------------

[_]  Individual                                      [_]  Individual
[_]  Corporate Officer                               [_]  Corporate Officer
[_]  Title(s):                                       [_]  Title(s):
              --------------------------                           --------------------------
[_]  Partner -- [_] Limited [_] General              [_]  Partner -- [_] Limited [_] General
[_]  Attorney-in-Fact                                [_]  Attorney-in-Fact
[X]  Trustee                                         [X]  Trustee
[_]  Guardian or Conservator      RIGHT THUMBPRINT   [_]  Guardian or Conservator      RIGHT THUMBPRINT
[_]  Other:                           OF SIGNER      [_]  Other:                           OF SIGNER
           -------------------    Top of thumb here            -------------------    Top of thumb here
------------------------------                       -----------------------------

Signer is Representing:                              Signer is Representing:

------------------------------                       ------------------------------

------------------------------                       ------------------------------